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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                            HFB FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                     0-20956                  61-1228266
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(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of  Incorporation)                                   Identification Number)



               1602 Cumberland Avenue, Middlesboro, Kentucky 40965
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                    (Address of principal executive offices)


                                 (606) 248-1095
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

                  Exhibit No.                     Description

                  Exhibit 99.1 Press Release, dated October 29, 2003 with respect to the Registrant's financial results for the third quarter and nine months ended September 30, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 29, 2003, the Registrant announced financial results for the third quarter and nine months ended September 30, 2003. A copy of the press release announcing the Registrant's results for the third quarter and nine months ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release includes information regarding interest income on a taxable equivalent basis or FTE. FTE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest yield, spread and margin for comparative purposes.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HFB Financial Corporation
                                     (Registrant)


Date: October 30, 2003               By: /s/ David B. Cook
                                         -----------------------------
                                         Name:  David B. Cook
                                         Title: President and CEO